Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, David McClung, the Chief Financial Officer of BioCardia, Inc. (the “Company”), hereby certify, that, to my knowledge:

1.       The Quarterly Report on Form 10-Q for the period ended June 30, 2026 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2026

/s/ David McClung
Name: David McClung
Title: Chief Financial Officer
(Principal Financial Officer)